Exhibit 99.1

Web.com Reports Record First Quarter 2012 Financial Results

•	First quarter revenue and profitability exceed high end of guidance
•	Added 1,600 net new subscribers, returning to positive net adds earlier than expected
•	Average Revenue Per User grew 2% sequentially in 1Q
•	Customer attrition remains at record low level

JACKSONVILLE, FL – May 1, 2012 – Web.com Group, Inc. (NASDAQ: WWWW), a leading provider of internet services and online marketing solutions for small- and medium-sized businesses, today announced results for the first quarter ended March 31, 2012.

"Web.com delivered a strong performance to start 2012, with first quarter revenue and profitability exceeding the high-end of our guidance," said David Brown, Chairman and CEO of Web.com. “Our return to positive net subscriber additions is both earlier than we previously anticipated and a significant accomplishment considering that Register.com and Network Solutions were losing approximately 20,000 and 15,000 subscribers per quarter, respectively, prior to their acquisitions by Web.com. We believe that Web.com is now well positioned to benefit from a powerful combination of growing subscribers, increasing ARPU off of a much larger subscriber base, and best-in-class churn levels for a company serving the small business market.”

Brown added, “We are pleased with our progress of driving cost synergies as we integrate the Network Solutions acquisition. We continue to be on plan or ahead of our expectations in this important area, which provides us with the opportunity to increase investments in sales and marketing programs focused on accelerating our long-term revenue growth. Our strategy is working, and we believe we have the opportunity to build a company with a very attractive financial profile characterized by significant scale, attractive growth, a high level of revenue visibility and best-in-class profitability and cash flow.”

Summary of First Quarter 2012 Financial Results:

•	Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $91.5 million for the first quarter of 2012, compared to $39.5 million for the first quarter of 2011. Non-GAAP revenue, which adds back the impact of the fair value adjustment to acquired deferred revenue, was $119.3 million for the first quarter of 2012, above the company’s guidance range of $116.0 million to $118.0 million.

•	Operating loss, calculated in accordance with GAAP, was $18.5 million for the first quarter of 2012 and included a $28.5 million negative impact related to the fair value adjustment to acquired deferred revenue and deferred expense, and $1.2 million of restructuring charges and corporate development expenses. For the first quarter of 2011, the company reported a GAAP operating loss of $3.6 million, which included a $5.7 million negative impact from the fair value adjustment to acquired deferred revenue and deferred expense.

•	GAAP net loss from continuing operations was $29.8 million, or ($0.65) per diluted share, for the first quarter of 2012, and included the above mentioned impact related to the fair value adjustment to acquired deferred revenue and deferred expense, restructuring charges and corporate development expenses, and an income tax benefit of $6.5 million. GAAP net loss from continuing operations was $5.7 million, or ($0.21) per diluted share, in the first quarter of 2011.

•	Non-GAAP operating income was $32.0 million for the first quarter of 2012, compared to $7.7 million for the first quarter of 2011 and representing a record non-GAAP operating margin of 27%.

•	Non-GAAP net income from continuing operations was $17.2 million for the first quarter of 2012, or $0.35 per diluted share, above the company’s guidance of $14.8 million to $15.7 million, or $0.30 to $0.32 per diluted share. The Company had non-GAAP net income of $6.4 million, or $0.21 per diluted share, for the first quarter of 2011.

•	Adjusted EBITDA was $34.0 million for the first quarter of 2012, compared to $8.6 million for the first quarter of 2011 and representing a record 28% adjusted EBITDA margin.

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•	The Company generated cash from operations of $14.8 million for the first quarter of 2012 and $17.8 million excluding the pay down of accrued restructuring expenses and certain expenses associated with the recent acquisitions. This compared to $1.5 million and $4.2 million, excluding the pay down of accrued restructuring expenses, assumed compensation liability and expenses associated with the Register.com acquisition, respectively, for the first quarter of 2011.

First Quarter and Recent Business Highlights:

•	Web.com’s total net subscribers were approximately 2,959,000 at the end of the first quarter of 2012, up approximately 1,600 from the end of the fourth quarter.

•	Web.com’s average revenue per user (ARPU) was $13.15 for the first quarter of 2012, representing a sequential increase of 2% from a pro forma level of $12.86 for the fourth quarter of 2011.

•	Customer churn was approximately 1% for the first quarter of 2012, consistent with the previous record low level after including the contribution from Network Solutions.

•	Web.com used $11.5 million in cash to reduce its debt balance during the quarter. Since announcing the acquisition of Network Solutions, Web.com has already reduced its debt balance by $29.5 million as of the end of the first quarter. The Company intends to continue using its strong cash flow to reduce its debt balance.

Conference Call Information

Management will host a conference call today May 1, 2012, at 5:00 p.m. (Eastern Time), to discuss Web.com’s first quarter financial results and other matters related to the Company’s business and forward looking guidance on selected financial metrics. A live webcast of the call will be available at the “Investor Relations” page of Web.com’s website, http://ir.web.com. To access the call, dial 877-407-3982 (domestic) or 201-493-6780 (international). A replay of this conference call will be available for a limited time at 877-870-5176 (domestic) or 858-384-5517 (international). The replay conference ID is 392565. A replay of the webcast will also be available for a limited time at http://ir.web.com.

About Web.com

Web.com Group, Inc. (Nasdaq:WWWW) is a leading provider of internet services and online marketing solutions for small- and medium-sized businesses (SMB’s). Web.com meets the needs of SMBs anywhere along their lifecycle by offering a full range of online services and support, including domain name registration services, website design, logo design, search engine optimization, search engine marketing and local sales leads, general contractor leads, franchise and homeowner association websites, shopping cart software, eCommerce web site design and call center services. For more information on the company, please visit http://www.web.com/.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Web.com’s management uses these non-GAAP measures as important indicators of the Company’s past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

Relative to each of the non-GAAP measures Web.com presents above, management further sets forth its rationale as follows:

•	Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to deferred revenue because we believe that excluding such measures helps management and investors better understand our revenue trends.

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•	Non-GAAP Operating Income. Web.com excludes from non-GAAP operating income amortization of intangibles, fair value adjustment to deferred revenue and deferred expense, restructuring charges, corporate development expenses, stock-based compensation charges, and gains or losses from asset sales. Management believes that excluding these items assists investors in evaluating period-over-period changes in Web.com’s operating income without the impact of items that are not a result of the Company’s day-to-day business and operations.

•	Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Share. Web.com excludes from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and deferred expense, restructuring charges, corporate development expenses, amortization of deferred financing fees, stock-based compensation, gains or losses from asset sales and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.

•	Adjusted EBITDA. Web.com excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, income tax, interest expense, interest income, stock-based compensation, gains or losses from asset sales, corporate development expenses, and restructuring charges, because management believes that excluding such items helps investors better understand the Company's operating activities.

•	In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•	Stock-based compensation. These expenses consist of expenses for employee stock options and employee stock purchases under ASC 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by Web.com and because such expense is not used by management to assess the core profitability of the Company’s business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures facilitates comparisons to the Company’s competitors’ operating results.

•	Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue for Web.com, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to Web.com’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Depreciation expense. Web.com incurs depreciation expense associated with its fixed assets. Although the fixed assets generate revenue for Web.com, the item is excluded because this expense is non-cash in nature and because the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item from certain non-GAAP measures facilitates management’s internal comparisons to Web.com’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Amortization of deferred financing fees. Web.com incurs amortization expense related to deferred financing fees. This item is excluded because Web.com believes the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance. In addition, excluding this item from various non-GAAP measures facilitates management’s internal comparisons to Web.com’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Restructuring charges. Web.com has recorded restructuring charges. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

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•	Income tax expense. Due to the magnitude of Web.com’s historical net operating losses and related deferred tax asset, the Company excludes income tax expense from its non-GAAP measures primarily because they are not indicative of the cash tax paid by the Company and therefore are not reflective of ongoing operating results. Further, excluding this non-cash item from non-GAAP measures facilitates management’s internal comparisons to the Company’s historical operating results. Web.com also excludes income tax expense altogether from certain non-GAAP financial measures because the Company believes that the non-GAAP measures excluding this item provide meaningful supplemental information regarding the Company’s operational performance and facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to the Company’s competitors’ operating results.

•	Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of this adjustment from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company’s revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management’s internal comparisons to Web.com’s historical operating results.

•	Corporate development expenses. Web.com incurred expenses relating to the acquisition and successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company’s business operations.

•	Gains or losses from asset sales. Web.com excludes the impact of asset sales from its non-GAAP measures because the non-cash impact of this item is not considered part of our ongoing operations.

Forward-Looking Statements

This press release includes certain "forward-looking statements" including, without limitation, statements regarding expected growth in ARPU, expected subscriber growth, and expected strong cash flow and continued use of it to reduce Web.com’s debt balance, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  These statements are sometimes identified by words such as “believe,” “will,” “expect,” “opportunities,” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on Web.com’s current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, Web.com’s ability to integrate the Network Solutions business into Web.com, disruption created by the Network Solutions acquisition and from integration efforts making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Web.com’s business.  Other risk factors are set forth under the caption, "Risk Factors," in Web.com’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contact:

Web.com

Susan Datz Edelman

Director, Investor Relations and Corporate Communications

904-680-6909

sedelman@web.com

ICR for Web.com

Brian Denyeau

646-277-1251

Brian.denyeau@icrinc.com

Source: Web.com

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Web.com Group, Inc.

Consolidated Statements of Operations

(in thousands except per share data)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Revenue:
Subscription	$88,850	$38,779
Professional services and other	2,664	702
Revenue:	91,514	39,481

Cost of revenue (excluding depreciation and amortization):
Subscription	37,162	17,329
Professional services and other	1,446	378
Cost of revenue:	38,608	17,707

Gross profit	52,906	21,774

Operating expenses:
Sales and marketing	26,844	10,441
Research and development	9,707	3,549
General and administrative	14,306	6,445
Restructuring charges	912	96
Depreciation and amortization	19,679	4,821
Total operating expenses	71,448	25,352
Loss from operations	(18,542)	(3,578)

Other income:
Interest expense, net	(17,776)	(1,584)
Loss before income taxes from continuing operations	(36,318)	(5,162)
Income tax benefit (expense)	6,539	(573)
Net loss from continuing operations	(29,779)	(5,735)

Discontinued operations:
Gain from discontinued operations, net of tax	-	125
Income from discontinued operations, net of tax	-	125

Net loss	$(29,779)	$(5,610)

Basic earnings per share:
Loss from continuing operations attributable per common share	$(0.65)	$(0.21)
Income from discontinued operations attributable per common share	$-	$-
Net loss per common share	$(0.65)	$(0.21)

Diluted earnings per share:
Loss from continuing operations attributable per common share	$(0.65)	$(0.21)
Income from discontinued operations attributable per common share	$-	$-
Net loss per common share	$(0.65)	$(0.21)

Weighted-average number of shares used in per share amounts:
Basic	46,140	26,618
Diluted	46,140	26,618

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Web.com Group, Inc.

Consolidated Balance Sheets

(in thousands except share and per share data)

	March 31, 2012	December 31, 2011
	(unaudited)	(audited)

Assets
Current assets:
Cash and cash equivalents	12,325	13,364
Restricted investments	300	296
Accounts receivable, net of allowance $1,534 and $1,560, respectively	15,251	13,094
Prepaid expenses	7,806	5,184
Deferred expense, current	59,031	57,302
Deferred taxes	17,579	18,563
Deferred financing fees and other current assets	5,581	4,716
Total current assets	117,873	112,519

Restricted investments	710	714
Property and equipment, net	26,738	25,696
Deferred expense	67,445	68,136
Goodwill	631,497	631,362
Intangible assets, net	522,287	539,979
Other assets	19,579	21,074
Total assets	$1,386,129	$1,399,480

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,645	$4,931
Accrued expenses	14,692	15,953
Accrued compensation and benefits	7,949	15,956
Accrued restructuring costs and other reserves	4,329	5,687
Deferred revenue	163,936	142,157
Current portion of debt	56,889	4,182
Other liabilities	2,779	2,496
Total current liabilities	259,219	191,362

Deferred revenue	150,642	132,814
Long-term debt	652,520	714,703
Deferred tax liabilities	77,024	84,832
Other long-term liabilities	3,751	4,013
Total liabilities	1,143,156	1,127,724

Stockholders' equity
Common stock, $0.001 par value per share; 150,000,000 shares authorized; 48,620,389 and 47,359,304 shares issued and 48,608,129 and 47,359,304 shares outstanding at March 31, 2012 and December 31, 2011, respectively	49	47
Additional paid-in capital	443,117	441,955
Treasury Stock, at cost, 12,260 and 0 shares at March 31, 2012 and December 31, 2011, respectively	(168)	-
Accumulated deficit	(200,025)	(170,246)
Total stockholders' equity	242,973	271,756

Total liabilities and stockholders' equity	$1,386,129	$1,399,480

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Web.com Group, Inc.

Reconciliation of GAAP to Non-GAAP Results

(in thousands except per share data)

(unaudited)

	Three Months Ended March 31,
	2012	2011
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$91,514	$39,481
Fair value adjustment to deferred revenue	27,823	5,619
Non-GAAP revenue	$119,337	$45,100

Reconciliation of GAAP net loss to non-GAAP net income
GAAP net loss	$(29,779)	$(5,610)
Amortization of intangibles	17,692	3,937
Loss (gain) on sale of assets	402	(2)
Stock based compensation	2,680	1,533
Income tax (benefit) expense	(6,539)	573
Restructuring charges	912	96
Corporate development	334	13
Amortization of deferred financing fees	3,323	308
Cash income tax expense	(285)	(174)
Fair value adjustment to deferred revenue	27,823	5,619
Fair value adjustment to deferred expense	676	93
Non-GAAP net income	$17,239	$6,386

Reconciliation of GAAP basic net loss per share to non-GAAP basic net income per share
GAAP basic net loss per share	$(0.65)	$(0.21)
Amortization of intangibles per share	0.39	0.15
Loss (gain) on sale of assets per share	0.01	-
Stock based compensation per share	0.06	0.06
Income tax (benefit) expense per share	(0.14)	0.02
Restructuring charges per share	0.02	-
Corporate development per share	0.01	-
Amortization of deferred financing fees per share	0.07	0.01
Cash income tax expense per share	(0.01)	(0.01)
Fair value adjustment to deferred revenue per share	0.60	0.22
Fair value adjustment to deferred expense	0.01	-
Non-GAAP basic net income per share	$0.37	$0.24

Reconciliation of GAAP diluted net loss per share to non-GAAP net income per share
Fully diluted shares:
Common stock	46,140	26,618
Diluted stock options	2,279	2,569
Diluted restricted stock	1,096	1,011
Total	49,515	30,198

GAAP diluted net loss per share	$(0.65)	$(0.21)
Diluted equity per share	0.04	0.02
Amortization of intangibles per share	0.37	0.13
Loss (gain) on sale of assets per share	0.01	-
Stock based compensation per share	0.05	0.05
Income tax expense per share	(0.13)	0.02
Restructuring charges per share	0.02	-
Corporate development per share	0.01	-
Amortization of deferred financing fees per share	0.07	0.01
Cash income tax expense per share	(0.01)	(0.01)
Fair value adjustment to deferred revenue per share	0.56	0.20
Fair value adjustment to deferred expense per share	0.01	-
Non-GAAP diluted net income per share	$0.35	$0.21

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Reconciliation of GAAP operating loss to non-GAAP operating income
GAAP operating loss	$(18,542)	$(3,578)
Amortization of intangibles	17,692	3,937
Loss (gain) on sale of assets	402	(2)
Stock based compensation	2,680	1,533
Restructuring charges	912	96
Corporate development	334	13
Fair value adjustment to deferred revenue	27,823	5,619
Fair value adjustment to deferred expense	676	93
Non-GAAP operating income	$31,977	$7,711

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	-20%	-9%
Amortization of intangibles	15%	9%
Loss (gain) on sale of assets	0%	0%
Restructuring charges	1%	0%
Corporate development	0%	0%
Fair value adjustment to deferred revenue	28%	14%
Fair value adjustment to deferred expense	1%	0%
Stock based compensation	2%	3%
Non-GAAP operating margin	27%	17%

Reconciliation of GAAP operating loss to adjusted EBITDA
GAAP operating loss	$(18,542)	$(3,578)
Depreciation and amortization	19,679	4,821
Loss (gain) on sale of assets	402	(2)
Stock based compensation	2,680	1,533
Restructuring charges	912	96
Corporate development	334	13
Fair value adjustment to deferred revenue	27,823	5,619
Fair value adjustment to deferred expense	676	93
Adjusted EBITDA	$33,964	$8,595

Reconciliation of GAAP operating margin to adjusted EBITDA margin
GAAP operating margin	-20%	-9%
Depreciation and amortization	16%	11%
Loss (gain) on sale of assets	0%	0%
Stock based compensation	2%	3%
Restructuring charges	1%	0%
Corporate development	0%	0%
Fair value adjustment to deferred revenue	28%	14%
Fair value adjustment to deferred expense	1%	0%
Adjusted EBITDA margin	28%	19%

	Three Months Ended March 31,
	2012	2011
Stock based compensation
Subscription (cost of revenue)	$305	$188
Sales and marketing	616	283
Research and development	481	210
General and administration	1,278	852
Total	$2,680	$1,533

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Web.com Group, Inc.

Consolidated Statement of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2012	2011

Cash flows from operating activities

Net loss	$(29,779)	$(5,610)

Adjustments to reconcile net loss to net cash provided by operating activities:
Gain on sale of discontinued operations, net of tax	-	(125)
Depreciation and amortization	19,679	4,821
Non-cash loss (gain)	402	(2)
Stock-based compensation expense	2,680	1,533
Deferred income tax (benefit) expense	(6,824)	402
Amortization of deferred financing fees and other	3,323	308
Changes in operating assets and liabilities:
Accounts receivable, net	(2,156)	(1,402)
Prepaid expenses and other assets	(3,294)	(809)
Deferred expense	(1,039)	(931)
Accounts payable	2,958	643
Accrued expenses and other liabilities	(972)	(524)
Accrued compensation and benefits	(8,136)	(2,007)
Accrued restructuring	(1,624)	(1,026)
Deferred revenue	39,605	6,254
Net cash provided by operating activities	14,823	1,525

Cash flows from investing activities

Proceeds from sale of discontinued operations	-	125
Purchase of property and equipment	(2,679)	(1,993)
Net cash used in investing activities	(2,679)	(1,868)

Cash flows from financing activities

Stock issuance costs	(86)	(3)
Common stock repurchased	(3,199)	(448)
Payment of debt	(11,500)	(4,528)
Proceeds from exercise of stock options and other	1,602	6,831
Net cash (used in) provided by financing activities	(13,183)	1,852

Net (decrease) increase in cash and cash equivalents	(1,039)	1,509
Cash and cash equivalents, beginning of period	13,364	16,307
Cash and cash equivalents, end of period	$12,325	$17,816

Supplemental cash flow information:
Interest paid	$14,755	$1,290
Income tax paid	$58	$497

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